SCUDDER
                                                                     INVESTMENTS



Scudder Variable Series I

o   Scudder International Portfolio


Supplement to the currently effective prospectuses

--------------------------------------------------------------------------------

The following supplements the information in the currently effective Class A and B shares prospectuses of Scudder International Portfolio:

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                         1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
Index 2                                  38.59         -0.05         4.47
--------------------------------------------------------------------------------
Index 2: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.*

* Effective on or about July 1, 2004, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index will replace the MSCI EAFE + Canada Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the MSCI EAFE Index as it more accurately reflects the fund's investment strategy.











June 18, 2004